Exhibit 32.B

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SABANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K of Mercantile Bankshares Corporation (the “Company”) for the year ended December 31, 2005, (the “Report”) as filed with the Securities and Exchange Commission, I, Terry L. Troupe, the Chief Financial Officer, certify, pursuant to and for the purposes of 18 U.S.C. Section 1350, as adopted pursuant to Section 206 of the Sarbanes-Oxley Act of 2002, that:

(3)   The Report fully complies with the requirements of Section 13 (a) or 15 (d) of the Securities Exchange Act of 1934;

and

(4)   The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Terry L. Troupe
Terry L. Troupe
Chief Financial Officer

Date: March 10, 2006